Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
John C. Popeo, Treasurer
(617) 332-3990
www.hrpreit.com

HRPT Properties Trust Announces Financial Results for the Periods Ended June 30, 2004

Newton, MA (August 4, 2004):  HRPT Properties Trust (NYSE: HRP) today announced its financial results for the periods ended June 30, 2004, together with comparative results for the 2003 periods as follows:

(in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Total revenues	$138,945	$121,720	$275,523	$242,353
Net income	35,060	27,371	84,435	54,663
Net income available for common shareholders	23,560	15,871	61,435	31,663
FFO	63,578	53,994	124,641	107,545
FFO available for common shareholders	52,078	42,494	101,641	84,545
Common distributions paid	35,455	25,783	70,909	51,548

Per common share:
Net income available for common shareholders	$0.13	$0.12	$0.35	$0.24
FFO available for common shareholders	0.29	0.33	0.58	0.65
Common distributions paid	0.20	0.20	0.40	0.40

Weighted average common shares outstanding	177,276	130,521	175,000	129,688

HRPT Properties Trust is a real estate investment trust headquartered in Newton, MA.

(end)

HRPT Properties Trust
Statement of Income, EBITDA and Funds From Operations
(in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Rental income	$138,801	$121,613	$275,259	$242,203
Interest and other income	144	107	264	150
Total revenues	138,945	121,720	275,523	242,353
Expenses:
Operating expenses	51,537	45,686	102,553	91,711
Interest (including amortization of note discounts and deferred financing fees of $1,511, $1,513, $2,946 and $2,986, respectively)	25,201	25,062	51,426	50,141
Depreciation and amortization	25,048	20,895	50,091	41,169
General and administrative	5,830	4,872	11,528	9,372
Loss on early extinguishment of debt	—	1,487	2,866	3,238
Total expenses	107,616	98,002	218,464	195,631

Income before equity in earnings of equity investments	31,329	23,718	57,059	46,722
Equity in earnings of Senior Housing Properties Trust and Hospitality Properties Trust	3,731	3,653	7,531	7,941
Gain on equity transactions of equity investments (1)	—	—	19,845	—
Net income	35,060	27,371	84,435	54,663
Preferred distributions	(11,500)	(11,500)	(23,000)	(23,000)
Net income available for common shareholders	$23,560	$15,871	$61,435	$31,663

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization, or EBITDA: (2)
Net income	$35,060	$27,371	$84,435	$54,663
Loss on early extinguishment of debt	—	1,487	2,866	3,238
Gain on equity transactions of equity investments	—	—	(19,845)	—
Interest expense	25,201	25,062	51,426	50,141
Equity in earnings of equity investments	(3,731)	(3,653)	(7,531)	(7,941)
EBITDA from equity investments	9,219	10,419	18,759	20,998
Depreciation and amortization	25,048	20,895	50,091	41,169
EBITDA	$90,797	$81,581	$180,201	$162,268

Calculation of Funds From Operations, or FFO: (3)
Net income	$35,060	$27,371	$84,435	$54,663
Loss on early extinguishment of debt:
Add: amount included in total expenses	—	1,487	2,866	3,238
Less: portion settled in cash	—	—	—	—
Depreciation and amortization	25,048	20,895	50,091	41,169
Gain on equity transactions of equity investments	—	—	(19,845)	—
Equity in earnings of Senior Housing and Hospitality Properties	(3,731)	(3,653)	(7,531)	(7,941)
FFO from equity investments in Senior Housing and Hospitality Properties	7,201	7,894	14,625	16,416
FFO	63,578	53,994	124,641	107,545
Preferred distributions	(11,500)	(11,500)	(23,000)	(23,000)
FFO available for common shareholders	$52,078	$42,494	$101,641	$84,545

Weighted average common shares outstanding	177,276	130,521	175,000	129,688

Per common share:
Net income available for common shareholders	$0.13	$0.12	$0.35	$0.24
FFO available for common shareholders	0.29	0.33	0.58	0.65
Common distributions paid	0.20	0.20	0.40	0.40

(1)   We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the six months ended June 30, 2004, we sold 3,148 of our Senior Housing common shares for a gain of $14,805.  In addition, we recognized gains of $5,040 during the six months ended June 30, 2004, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

(2)   We compute EBITDA as net income plus loss on early extinguishment of debt, gain on equity transactions of equity investments, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of performance, along with net income and cash flow from operating, investing and financing activities.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

(3)   We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

HRPT Properties Trust

Balance Sheet

(dollars in thousands)

	June 30, 2004	December 31, 2003
Assets
Real estate properties, at cost	$3,962,888	$3,891,966
Accumulated depreciation	(405,252)	(363,015)
	3,557,636	3,528,951
Acquired real estate leases	67,994	68,983
Equity investments	220,445	260,208
Cash and cash equivalents	19,553	11,526
Other assets	180,128	143,576
Total assets	$4,045,756	$4,013,244
Liabilities and Shareholders’ Equity
Indebtedness, net	$1,596,654	$1,876,821
Acquired real estate lease obligations	31,469	33,206
Other liabilities	91,777	91,566
Shareholders’ equity:
Preferred (20,000,000 shares outstanding)	482,935	482,935
Common (177,278,425 and 142,773,925 shares outstanding)	1,842,921	1,528,716
Total liabilities and shareholders’ equity	$4,045,756	$4,013,244

HRPT Properties Trust
Cash Flow Summary
(dollars in thousands)

	Six Months Ended June 30,
	2004	2003
Cash flow from (used in):
Operating activities	$79,433	$92,635
Investing activities	(17,778)	(173,424)
Financing activities	(53,628)	87,103
Increase in cash	8,027	6,314
Cash at beginning of period	11,526	12,384
Cash at end of period	$19,553	$18,698

HRPT Properties Trust
Additional Data
(amounts in thousands)

•                  Equity in earnings, EBITDA, FFO and cash distributions from equity investments include earnings, EBITDA, FFO and cash distributions from Hospitality Properties and Senior Housing as follows:

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Equity in earnings of equity investments:
Hospitality Properties	$1,572	$1,567	$3,162	$3,248
Senior Housing (1)	2,159	2,086	4,369	4,693
	$3,731	$3,653	$7,531	$7,941

EBITDA from equity investments:
Hospitality Properties	$3,883	$3,797	$7,615	$7,955
Senior Housing (1)	5,336	6,622	11,144	13,043
	$9,219	$10,419	$18,759	$20,998

FFO from equity investments:
Hospitality Properties	$3,633	$3,452	$7,060	$7,296
Senior Housing (1)	3,568	4,442	7,565	9,120
	$7,201	$7,894	$14,625	$16,416

Cash distributions from equity investments:
Hospitality Properties	$2,880	$2,880	$5,760	$5,760
Senior Housing (1)	2,995	3,971	6,966	7,942
	$5,875	$6,851	$12,726	$13,702

(1)          In 2003 we owned 12,809 shares of Senior Housing.  In January and February 2004, we sold 3,148 of these shares in an underwritten public offering for $57,303 (net $54,413).

HRPT Properties Trust
Additional Data
(amounts in thousands unless otherwise stated)

•                  The geographic sources of property level revenue and net operating income (rental income less operating expenses) are as follows:

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Property Level Revenue (1)
Metro Philadelphia, PA	$33,284	$33,830	$66,233	$67,464
Metro Washington, DC	16,926	17,225	33,133	34,195
Metro Boston, MA	12,445	9,924	24,907	19,157
Southern California	12,089	11,831	24,478	23,744
Oahu, HI (2)	10,349	—	20,627	—
Metro Austin, TX	9,788	10,515	19,595	21,927
Other markets	43,920	38,288	86,286	75,716
Total	$138,801	$121,613	$275,259	$242,203

Property Level Net Operating Income (1)
Metro Philadelphia, PA	$18,323	$19,523	$36,624	$38,505
Metro Washington, DC	10,949	11,847	21,306	23,007
Metro Boston, MA	9,249	7,198	18,267	13,670
Southern California	8,143	8,253	16,906	16,883
Oahu, HI (2)	8,590	—	17,109	—
Metro Austin, TX	4,428	5,365	9,176	11,427
Other markets	27,582	23,741	53,318	47,000
Total	$87,264	$75,927	$172,706	$150,492

(1)   Includes some triple net lease revenues.

(2)   The Oahu properties were acquired in December 2003.

•                  Comparable property level revenue and net operating income (rental income less operating expenses) for properties owned by us continuously since April 1, 2003, for the quarter ended June 30, 2004 and 2003, are as follows:

	Property Level Revenue (1)		Property Level Net Operating Income
	Quarter Ended June 30,		Quarter Ended June 30,
	2004	2003	2004	2003
Metro Philadelphia, PA	$33,284	$33,830	$18,323	$19,523
Metro Washington, DC	16,838	17,225	10,894	11,847
Metro Boston, MA	9,986	9,924	7,434	7,198
Southern California	11,705	11,831	7,892	8,253
Oahu, HI (2)	—	—	—	—
Metro Austin, TX	9,788	10,515	4,428	5,365
Other markets	37,983	37,568	23,248	23,141
Total	$119,584	$120,893	$72,219	$75,327

(1)   Includes some triple net lease revenues.

(2)   The Oahu properties were acquired in December 2003.

•                  Rental income includes non cash straight line rent adjustments, FAS 141 lease value amortization and lease termination fees as follows:

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Non cash straight line rent adjustments	$4,706	$3,806	$9,237	$7,666
Lease value amortization	(10)	—	20	—
Lease termination fees	1,074	63	1,212	471

•                  Cash expenditures made and capitalized for tenant improvements, leasing costs, building improvements, and development and redevelopment activities are as follows:

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Tenant improvements	$6,072	$6,211	$9,132	$11,876
Leasing costs	7,416	2,108	10,562	3,547
Building improvements	3,952	3,222	6,955	5,967
Development and redevelopment activities	2,666	927	4,241	6,691

•                  Rents charged for office space which were renewed or released during the quarter ended June 30, 2004, were approximately 11% lower than rents previously charged for the same space.  Commitments made for expenditures in connection with leasing this space are as follows:

	Total	Renewals	New Leases
Square feet leased during the quarter	978	525	453
Total commitments for tenant improvements and leasing costs	$35,682	$12,830	$22,852
Average lease term (years)	10.2	9.2	11.2
Leasing costs per square foot per year (whole dollars)	$3.58	$2.66	$4.50

•                  Debt maturities and weighted average interest rates as of June 30, 2004, are as follows:

Year of Maturity	Scheduled Principal Payments During Period	Weighted Average Interest Rate
2004	$3,395	6.8%
2005	107,257	6.7%
2006	34,769	3.0%
2007	17,484	7.7%
2008	24,006	6.9%
2009	255,331	2.0%
2010	55,567	8.6%
2011	226,967	6.8%
2012	201,115	6.9%
2013 and thereafter	686,271	6.2%
Total	$1,612,162	5.8%

•                  As of June 30, 2004, 12 tenants were individually responsible for more than 1% of total annualized rents.  A division of our 10 largest tenants based on annualized rents is as follows:

Tenant or Subsidiary		Annualized Rent (1)	% of Annualized Rent
		(in millions)
1.	U. S. Government	$88.6	15.9%
2.	GlaxoSmithKline plc	14.8	2.7%
3.	Towers, Perrin, Forster & Crosby, Inc.	13.1	2.4%
4.	PNC Financial Services Group	11.8	2.1%
5.	Tyco International Ltd	9.8	1.8%
6.	Wachovia Corporation	9.3	1.7%
7.	Solectron Corporation	9.3	1.7%
8.	Motorola, Inc.	8.4	1.5%
9.	Mellon Financial Corporation	7.5	1.3%
10.	Ballard Spahr Andrews & Ingersoll, LLP	7.5	1.3%
	Other tenants	375.6	67.6%
	Over one thousand tenants	$555.7	100.0%

(1)   Annualized rent is rents pursuant to signed leases as of June 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

•                  As of June 30, 2004, a division of our tenants based on annualized rent is as follows:

Tenant	Annualized Rent (1)	% of Annualized Rent
	(in millions)
U.S. Government and other governmental tenants	$96.9	17%
Medical related tenants	115.1	21%
Industrial land leases (Oahu, HI)	41.6	7%
Other investment grade rated tenants (2)	132.3	24%
Other tenants	169.8	31%
Total	$555.7	100%

(1)	Annualized rent is rents pursuant to signed leases as of June 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(2)	Excludes investment grade rated tenants included above.

HRPT Properties Trust
Additional Data
(dollars and square feet in thousands unless otherwise stated)

•                  Property and occupancy statistics as of June 30, 2004 and 2003, are as follows:

	All Properties		Comparable Properties (1)
	Quarter Ended June 30,		Quarter Ended June 30,
	2004	2003	2004	2003
Total properties (2)	243	215	213	213
Total square feet (2)	36,652	24,784	24,006	24,006
Square feet leased (3)	34,286	22,680	21,796	21,929
Percentage leased	93.5%	91.5%	90.8%	91.3%

(1)	Includes properties owned by us continuously since April 1, 2003.
(2)	Total properties and square feet at June 30, 2004, include 11 land parcels with 9,755 sq. ft. of developed industrial lands in Oahu, Hawaii acquired in December 2003.
(3)	Square feet leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

•                  Properties acquired during the six months ended June 30, 2004, are as follows:

Date Acquired	Location	Number of Properties	Square Feet	Purchase Price (1)	Major Tenant
2/11/04	Arnold, MO	1	65	$8,343	Convergys Customer Management Group, Inc.
2/24/04	Quincy, MA	1	46	7,739	American Express Company
4/28/04	Memphis, TN	1	125	21,127	Sparks Corporation, LLC
6/2/04	St. Paul, MN	1	423	13,030	The Sportsman’s Guide, Inc.
6/4/04	Virginia Beach, VA	1	75	6,818	Hayes Seay Mattern & Mattern, Inc.

		5	734	$57,057

(1)   Includes closing costs.

•                  Lease expiration data at June 30, 2004, is as follows:

	Total	2004	2005	2006	2007 and After
Leased properties:
Metro Philadelphia, PA
Total square feet	5,468
Leased square feet (1)	5,220	433	284	588	3,915
Annualized rent (2)	$131,718	$10,866	$6,830	$18,238	$95,784
Metro Washington, DC
Total square feet	2,635
Leased square feet (1)	2,428	53	674	163	1,538
Annualized rent (2)	$67,484	$1,682	$15,289	$4,687	$45,826
Metro Boston, MA
Total square feet	2,620
Leased square feet (1)	2,363	99	192	218	1,854
Annualized rent (2)	$49,388	$956	$7,061	$4,483	$36,888
Southern California
Total square feet	1,797
Leased square feet (1)	1,724	37	54	179	1,454
Annualized rent (2)	$49,067	$2,105	$2,986	$6,886	$37,090
Oahu, HI
Total square feet	9,755
Leased square feet (1)	9,642	—	—	—	9,642
Annualized rent (2)	$41,522	$—	$—	$—	$41,522
Metro Austin, TX
Total square feet	2,843
Leased square feet (1)	2,263	176	202	60	1,825
Annualized rent (2)	$38,819	$3,368	$4,789	$1,253	$29,409
Other markets
Total square feet	11,534
Leased square feet (1)	10,646	413	895	1,181	8,157
Annualized rent (2)	$177,694	$8,603	$14,729	$18,735	$135,627

Totals:
Total square feet	36,652
Leased square feet (1)	34,286	1,211	2,301	2,389	28,385
Percent of leased square feet		3.5%	6.7%	7.0%	82.8%
Annualized rent (2)	$555,692	$27,580	$51,684	$54,282	$422,146
Percent of annualized rent		5.0%	9.3%	9.8%	75.9%

(1)	Leased square feet includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.
(2)	Annualized rent is rents pursuant to signed leases as of June 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

•                  Leverage and coverage ratios are as follows:

Leverage Ratios	June 30, 2004	December 31, 2003
Total Debt / Total Assets	39.5%	46.8%
Total Debt / Real Estate Properties, at Cost	39.8%	47.7%
Total Debt / Total Book Capitalization	40.7%	48.3%
Mortgage Debt / Total Assets	8.1%	8.2%
Variable Rate Debt / Total Debt	17.3%	22.0%

	Quarter Ended June 30,				Six Months Ended June 30,
Coverage Ratios	2004		2003		2004		2003
EBITDA / Interest Expense	3.6	x	3.3	x	3.5	x	3.2	x
EBITDA / Interest Expense + Preferred Distributions	2.5	x	2.2	x	2.4	x	2.2	x